SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                     0-26483                 94-3236309
 (State or other jurisdiction  (Commission File Number)    (I.R.S. Employer of
incorporation or organization)                            Identification Number)


             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000


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Item 5. Other Events.

On November 19, 2002, VaxGen, Inc. (the "Company") announced that Halifax Fund, L.P., the largest investor in VaxGen's May 2001 $20 million equity financing, has converted all 15,000 of its Series A 6% Cumulative Convertible Preferred Stock ("Preferred Stock") into 1,085,138 shares of VaxGen Common Stock. The conversion eliminates $15 million of redeemable convertible preferred stock from VaxGen's balance sheet. The conversion price of the Preferred Stock was $14.13 per share.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

    EXHIBIT     DESCRIPTION

    99.1        Press Release issued November 19, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VaxGen, Inc.
                                                     (Registrant)


Dated: November 19, 2002                             By: /s/ Carter A. Lee
                                                     ----------------------
                                                     Carter A. Lee
                                                     Senior Vice President
                                                     Finance & Administration


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                                  EXHIBIT INDEX

EXHIBIT No.     DESCRIPTION

   99.1         Press Release issued November 19, 2002.